UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

KANSAS GAS AND ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

KANSAS	1-7324	48-1093840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 East First, Wichita, Kansas	67201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (316) 261-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KANSAS GAS AND ELECTRIC COMPANY

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2005 by replacing Exhibit 99.2 to that Form 8-K with Exhibit 99.1 attached to this Form 8-K/A. The dollar amount included on the last line of page 12 of the presentation, which is titled “Other Significant Adjustments,” has been changed from $18 million to $12 million.

Section 7. Regulation FD Disclosure

Item 7.01 - Regulation FD Disclosure

On May 2, 2005, Westar Energy, Inc. and Kansas Gas and Electric Company, a wholly owned subsidiary of Westar Energy, filed a joint application with the Kansas Corporation Commission to propose changes to their electric rates. Westar Energy is seeking an approximate 9 percent, or $47.8 million, increase in rates, and Kansas Gas and Electric Company is seeking an approximate 6 percent, or $36.3 million, increase in rates.

A copy of a presentation regarding the rate review is attached to this report and incorporated herein by this reference and is also available on our web site, http://www.wr.com.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Summary of Rate Application dated May 2, 2005

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by the management of the Company as of the date of this document. If management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could differ materially from those anticipated. These differences could be caused by a number of factors or combination of factors including, but not limited to, those factors described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and the Company cautions you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kansas Gas and Electric Company

Date:	May 9, 2005	By:	/S/ LARRY D. IRICK
			Name:	Larry D. Irick
			Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Summary of Rate Application dated May 2, 2005